SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          February 19, 2018
                            Date of Report
                 (Date of Earliest Event Reported)

                          ANUTRA CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                  STILL SOUND ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55740               81-4625032
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                      9454 Wilshire Boulevard #612
                       Beverly Hills, California 90212
       (Address of principal executive offices) (zip code)

                             310-888-1870
     (Registrant's telephone number, including area code)


  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Anutra Corporation and filed such change with the State of Delaware.

                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    STILL SOUND ACQUISITION CORPORATION
Date: February 22, 2018                  /s/  James Cassidy
                                               President